Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Hunter Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NPS Pharmaceuticals, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of NPS Pharmaceuticals, Inc.

Date: October 21, 2002	By:	/s/ Hunter Jackson
Hunter Jackson, President, CEO and Chairman

CERTIFICATION OF CHIEF ACCOUNTING OFFICER

Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Morgan R. Brown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NPS Pharmaceuticals, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of NPS Pharmaceuticals, Inc.

Date: October 21, 2002	By:	/s/ Morgan Brown
Morgan R. Brown, Chief Accounting Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.